                                                               EXHIBIT 21

WALGREEN CO. AND SUBSIDIARIES
ANNUAL REPORT
FOR THE YEAR ENDED AUGUST 31, 2009

As of August 31, 2009 Walgreen Co., (Registrant) had the following subsidiaries:

NAME	STATE OR COUNTRY OF INCORPORATION
Walgreen Arizona Drug Co. (1)	Arizona
Home I.V. Inc. (8)	California
North County Home I.V., Inc. (11)	California
Option Care, Inc. (9)	California
Walgreens China Business Trust (36)	China
Freedom Oxygen, Inc. (8)	Colorado
American Homecare Supply IV Georgia, LLC (8)	Delaware
American Occupational Health Management, Inc. (24)	Delaware
Chartwell Southern New England, LLC (8)	Delaware
Collins I.V. Care, LLC (8)	Delaware
Continuum Health Management Solutions, LLC (23)	Delaware
Dependicare Home Health, LLC (8)	Delaware
First RX Specialty and Mail Services, LLC (31)	Delaware
Happy Harry’s Inc. (2)	Delaware
I-Trax Health Management Solutions, Inc. (23)	Delaware
IVPCare Northeast, Inc. (34)	Delaware
IVPCare, Inc. (33)	Delaware
Laurel Mountain Medical Supply, LLC (30)	Delaware
McKesson Specialty Pharmaceuticals LLC (32)	Delaware
Medmark Inc. (3)	Delaware
MedNow Infusion, LLC (18)	Delaware
Meridian COMP of New York, Inc. (24)	Delaware
Mosso's Medical Supply Company, LLC (8)	Delaware
Option Care Enterprises, Inc. (7)	Delaware
Option Care Home Health, L.L.C. (8)	Delaware
Option Care Kansas City, L.L.C. (8)	Delaware
Option Care Nevada, LLC (8)	Delaware
Option Care, Inc. (7)	Delaware
Optionet, Inc. (9)	Delaware
OptionMed, Inc. (8)	Delaware
Salient Medical Centers, L.L.C. (8)	Delaware
Take Care Employer Solutions, LLC (23)	Delaware
Take Care Health Systems, Inc.	Delaware
Take Care Health Systems, LLC (6)	Delaware
Ultra Care, LLC (8)	Delaware
Walgreens Store No. 3332, LLC	Delaware
Walgreens Store No. 4650, LLC	Delaware
Walgreens Store No. 4651, LLC	Delaware
Walgreens Store No. 5576, LLC	Delaware
Walgreens Store No. 5838, LLC	Delaware
Waltrust Properties, Inc. (1)	Delaware
Whole Health Management, LLC (29)	Delaware
Cypress Home Medical, Inc. (8)	Florida
Walgreen of Hawaii, LLC	Hawaii
Walgreen of Maui, Inc.	Hawaii
Walgreens (Hong Kong) Ltd (35)	Hong Kong
Bond Drug Company of Illinois, LLC (1)	Illinois
Bowen Development Company	Illinois
Deerfield Funding Corporation	Illinois
East-West Distributing Co.	Illinois
Schraft’s, A Walgreens Specialty Pharmacy, LLC	Illinois
SeniorMed LLC	Illinois
The 1901 Group, LLC	Illinois
WagBeau LLC	Illinois
Walgreen Medical Supply, LLC (22)	Illinois
Walgreen Mercantile Corporation	Illinois
Walgreen National Corporation	Illinois
Walgreen Realty Resources LLC (5)	Illinois
Walgreens Health Initiatives, Inc. (4)	Illinois
Walgreens Home Care, Inc.	Illinois
Walgreens Mail Service, Inc.	Illinois
Walgreens Pharmacy Services Eastern, LLC (20)	Illinois
Walgreens Pharmacy Services Midwest, LLC (19)	Illinois
Walgreens Pharmacy Services Southern, LLC (20)	Illinois
Walgreens Pharmacy Services Western, LLC (20)	Illinois
Walgreens Pharmacy Services WHS, LLC (21)	Illinois
Walgreens Specialty Pharmacy, LLC	Illinois
Walgreens Store No. 3680, LLC	Illinois
Walgreens Store No. 7839, LLC	Illinois
Walgreens.com, Inc.	Illinois
Salient Business Solutions, Ltd. (16)	India
CHDM, LLC (26)	Indiana
TSL, Inc. (8)	Indiana
Walgreens-Option Care, Inc. (8)	Kentucky
Walgreen Louisiana Co., Inc.	Louisiana
Full Road Holdings, Ltd. (15)	Mauritius
Healthcare Options of Minnesota, Inc. (8)	Minnesota
Rehab Options, Inc. (8)	Missouri
At Home Solutions, Inc. (8)	Montana
Walgreen Hastings Co. (1)	Nebraska
Home Health of Option Care, Inc. (9)	Nevada
Hunterdon Infusion Services, L.L.C. (14)	New Jersey
Trinity Home Care, LLC (10)	New Jersey
Corporate Health Dimensions, Inc. (24)	New York
Option Care of New York, Inc. (9)	New York
Pro Fitness Health Solutions, LLC (23)	New York
Springville Pharmacy Infusion Therapy, Inc. (8)	New York
Walgreen Eastern Co., Inc. (1)	New York
Cape Fear Home Health Service, Inc. (8)	North Carolina
Carolina I.V. Services, Inc. (8)	North Carolina
OCNC, LLC (28)	North Carolina
Option Home Health, Inc. (8)	Ohio
University Option Care, LLC (17)	Ohio
Medicenter, Inc. (24)	Oklahoma
Option Care at Legacy, LLC (17)	Oregon
I.V. Associates, Inc. (8)	Pennsylvania
Option Care Enterprises, Inc. (13)	Pennsylvania
Walgreen of Puerto Rico, Inc.	Puerto Rico
Walgreen of San Patricio, Inc.	Puerto Rico
Walgreens (Singapore) PTE, Ltd. (37)	Singapore
Walgreens Infusion and Respiratory Services, LLC (17)	Tennessee
Corinthian Care Group, LLC (8)	Texas
Healthworks Medgroup of San Antonio, Inc. (27)	Texas
Infusion Specialties, Inc. (8)	Texas
Pharmatech Business Services, Inc. (34)	Texas
Green Hills Insurance Company, A Risk Retention Group (25)	Vermont
Excel Healthcare, L.L.C. (8)	Virginia
Maximum Health Care Concepts, Inc. (8)	Washington
Option Care Home Health, L.L.C. (12)	Washington
Option Home Health – Private Duty, Inc. (8)	Washington
Option Home Health Care Services, Inc (8)	Washington
S & G Health Care Management Services, Inc. (8)	Washington
Spokane Health Care Associates, Inc. (8)	Washington
Walgreen Oshkosh, Inc.	Wisconsin

(1)
Walgreens Hastings Co. is a direct parent of Walgreen Arizona Drug Co.  Walgreen Arizona Drug Co. is a direct parent of Walgreen Eastern Co.  Walgreen Eastern Co is a direct parent of Bond Drug Company of Illinois, LLC.  Bond Drug Company of Illinois, LLC is a direct parent of Waltrust Properties, Inc.  Waltrust Properties, Inc. is a real estate investment trust.  A minority interest in Waltrust Properties, Inc. is held by outside preferred shareholders.

(2)	Happy Harry’s Discount Drug Stores, Inc. (a Delaware Corporation) is a direct parent of Happy Harry’s Inc. Happy Harry’s Inc. is a direct parent of HHDH Corp. (a Delaware Corporation).
(3)	Medmark Holdings, Inc. (a Delaware Corporation) is a direct parent of Medmark, Inc. Medmark, Inc. is a direct parent of Medmark Data Management, Inc. (A Delaware Corporation).
(4)	Walgreen Health Initiatives, Inc. is a direct parent of a New York inactive subsidiary and Walgreen Pharmacy Services WHS, LLC (an Illinois LLC)
(5)	Walgreen Realty Resources LLC is a direct parent of Walgreen Market Strategies LLC (an Illinois LLC).
(6)	Take Care Health Systems, LLC (a Delaware LLC) is a direct Subsidiary of Take Care Health Systems, Inc.
(7)
Option Care, Inc. (a Delaware Corporation) is a direct parent of Option Care Enterprises, Inc. (a Delaware Corporation).  Option Care Enterprises, Inc. (a Delaware Corporation) is a direct parent of various subsidiaries (see footnote #8).  Option Care, Inc. (a Delaware Corporation) is a direct parent of various subsidiaries (see footnote # 9).

(8)	Subsidiary of Option Care Enterprises, Inc. (a Delaware Corporation)
(9)	Subsidiary of Option Care, Inc. (a Delaware Corporation)
(10)	Trinity Home Care, LLC (a Delaware LLC ) is a direct subsidiary of Option Care of New York, Inc. (a New York Corporation).
(11)	13% of North County Home I.V., Inc is owned by Option Care Enterprises, Inc. (a Delaware Corporation) and 87% by Rehab Options, Inc.
(12)	50% owned by Option Care Enterprises, Inc. (a Delaware Corporation) and 50% owned by Option Care, Inc. (a California Corporation)
(13)	80% owned by Option Care Enterprises, Inc. (a Delaware Corporation)
(14)	50% owned by Option Care Enterprises, Inc. (a Pennsylvania Corporation)
(15)	Foreign subsidiary of Option Care, Inc. (a Delaware Corporation)
(16)	30% owned by Full Road Holdings, Ltd. (a Mauritius Entity)
(17)	50% owned by Option Care Enterprises, Inc. (a Delaware Corporation)
(18)	51% owned by Option Care Enterprises, Inc. (a Delaware Corporation)
(19)	97% owned by Bond Drug Company of Illinois, LLC; 2% owned by Walgreens Louisiana Co., Inc.; 1% owned by Happy Harry’s, Inc.
(20)	Subsidiary of Walgreens Pharmacy Services Midwest, LLC (an Illinois LLC)
(21)	Subsidiary of Walgreens Health Initiatives, Inc. (an Illinois Corporation)
(22)	Subsidiary of Walgreens Mail Services, Inc. (an Illinois Corporation)
(23)	Subsidiary of Take Care Health Systems, Inc. (a Delaware Corporation)
(24)	Subsidiary of Take Care Employer Solutions, LLC. (a Delaware LLC)
(25)	99.96% owned by Take Care Employer Solutions, LLC. (a Delaware LLC) and .01% is owned by Take Care Health Systems, Inc. (a Delaware Corporation)
(26)	99% owned by Medicenter, Inc. (an Oklahoma Corporation); 1% owned by Corporate Health Dimensions, Inc. (a New York Corporation)
(27)	Corporate Health Dimensions, Inc. (a New York Corporation) is a direct parent of Healthworks Medgroup of San Antonio, Inc. (a Texas Corporation)
(28)	50% owned by Cape Fear Home Health Service, Inc. (a North Carolina Corporation) and 50% owned by Carolina I.V. Services, Inc. (a North Carolina Corporation)
(29)	Whole Health Management LLC (a Delaware LLC) is a direct subsidiary of Take Care Health Systems, Inc. (a Delaware Corporation)
(30)	Subsidiary of Mosso’s Medical Supply Company, LLC (a Delaware LLC)
(31)	25% owned by Walgreen Co.
(32)	McKesson Specialty Pharmaceuticals LLC (a Delaware LLC) is a direct subsidiary of Walgreens Specialty Pharmacy, LLC (an Illinois LLC)
(33)	IVPCare, Inc. (a Texas Corporation) is a direct subsidiary of Walgreens Specialty Pharmacy, LLC (an Illinois LLC)
(34)	IVPCare Northeast, Inc. (a Delaware Corporation) and Pharmatech Business Services, Inc. (a Texas Corporation) are direct subsidiaries of IVPCare, Inc. (a Texas Corporation)
(35)	Walgreens (Hong Kong) Ltd (a Hong Kong Entity) is direct subsidiary of Walgreens China Business Trust (a China Entity)
(36)	Walgreens China Business Trust (a China Entity) is 10% owned by Walgreen Mercantile Corp. (an Illinois Corporation) and 90% owned by East-West Distributing Co. (an Illinois Corporation)
(37)	Walgreens (Singapore) PTE, Ltd. (a Singapore Entity) is a direct subsidiary of Walgreens China Business Trust (a China Entity)

The registrant also wholly owns inactive subsidiaries which are not included in the above list.  All wholly owned subsidiaries are included in the consolidated financial statements.